EXHIBIT 10.11

                        CONTRACT OF LOAN TRANSACTION ( )
                                  (Enterprise)





Corporation  Standard Chartered First Bank Korea                Date   2003.1.17




Name                             (Sign)
      ---------------------------------
Address




   I understand that in the loan transaction with Standard Chartered First Bank Korea(hereinafter referred to as the "Bank") according to the conditions in conditions of transaction in Article 1 the standard contract of loan transaction (enterprise) (including related deposits and trust transaction conditions in the case of savings loan and current account loan) and will be applied. I duly recognize the following articles.


ARTICLE  1  CONDITIONS  OF  TRANSACTION

  The  conditions  of  transaction  are  as  follows.

(In  the  event there are multiple choices, a  [ ]  with a    mark is considered
as  the  condition  of  transaction.)


Loan subject
(Loan type)       Purchase fund loan ( Total purchase )
----------------  -------------------------------------------------------------------------------------------------------
Transaction       [ ] Line transaction
classification    [ ] Independent transaction
----------------  -------------------------------------------------------------------------------------------------------
Loan(Limit)
Amount            One Billion Won, W 1,000,000,000
----------------  -------------------------------------------------------------------------------------------------------
Independent
Transaction
Commencement
date
----------------  -------------------------------------------------------------------------------------------------------
Expiry date
----------------  -------------------------------------------------------------------------------------------------------
Line
transaction
Commencement
date
----------------  -------------------------------------------------------------------------------------------------------
Expiry date
----------------  -------------------------------------------------------------------------------------------------------
                      % per annum
Interest rate,    (In the event the loan period exceeds a year due to period extension, the additional
miscellaneous.    interest rate decided by the bank is applied)
----------------  -------------------------------------------------------------------------------------------------------
Arrears
compensation
interest              % per annum
----------------  -------------------------------------------------------------------------------------------------------
Calculation of
interest and
arrears           365 days considered as 1 year, interest is calculated on a daily basis. But in
compensation      foreign transactions, international and business customs will be applied.
----------------  -------------------------------------------------------------------------------------------------------
                  [ ] Execute the full amount on commencement of loan
                  [ ] Part execution after confirmation of the bank of capital purpose and required
Method of loan    amount based on documentary evidence and spot goods
execution         [ ] Execute as required by the customer with preset credentials
----------------  -------------------------------------------------------------------------------------------------------
                  [ ] Repayment of the whole amount on expiry of loan
                  [ ] Discretionary repayment during transaction period, part full repayment at the expiry of first revolution, full repayment at expiry of transaction period
                  [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment from ( ) ( ) ( ) every ( )months
                  [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment at ( ) ( ) ( ),( ) ( ) ( ),( ) ( ) ( ).
Method of         [ ] Repayment at recorded payment date(including time frame and expiry period)
repayment         according to the bill or the application form at execution of loan
----------------  -------------------------------------------------------------------------------------------------------
                  [ ] Initial interest will be paid within ( ) months of commencement, latter interests will be paid within ( ) months of the day after final calculation of paid interest
                  [ ] Paid on monthly settlement decided by the bank
                  [ ] Paid on submission of monthly deposit of installment repayment amount repayment date or related deposited trust (deposits), final monthly interests paid on
Time and method   repayment date
of interest       [ ] Initial interest paid on execution, latter interests will be paid prior on upon
payment and       final calculation of paid interest
method            [ ] Paid on repayment date, on bank's request, interests corresponding to the time frame will be paid.
----------------  -------------------------------------------------------------------------------------------------------
                  Concerning deposit trust loans, if monthly deposit is arrayed for 4 consecutive
Offset special    months, the bank may offset related account and loaned money before the expiry
condition         of loan period with notice
----------------  -------------------------------------------------------------------------------------------------------

1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made as to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 , arrears compensation shall be made as to the loan amount outstanding.

3. In case of trust installment loan, for interest to be paid before offset, arrears compensation shall be made as to the loan amount outstanding after offset.

4. In case of savings loan or current account loan, if the interests principal exceeds the line amount, arrears compensation will be made as to the exceeded amount.

ARTICLE 3 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART

1. In the case of an installment repayment loan, the total amount of debt will be decided after the execution. The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. In the case of installment repayment loan other than installment credit loan, benefits and equal installment repayment of principal and interests loan, the bank shall make out and notify the debt-related persons of an installment repayment date chart.

ARTICLE  4  REDUCTION  AND  SUSPENSION

1. In the case of a line transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the debtor. In this event the debtor shall pay any amount exceeding the line due to the reduction.

ARTICLE  5  AGREEMENTS  ON  SAVINGS  LOAN  AND  CURRENT  ACCOUNT  LOAN

1. According to this agreement, in the event of withdrawal request exceeding the balance of the savings loan account or current account loan account (hereinafter referred to as the "target account"), automatic payment request of regular payment and other various bills, or use of cash cards and such, the money is considered as having been withdrawn or automatically paid from the target account.

2. If a separate loan bank book is used in spite of Clause 1, loan outstanding shall be paid through that loan bank book and any related transaction methods and declarations will be decided by the bank.

3. For any debts incurred through this agreement, any assets paid on the target account or other loan bank book (any assets of the securities type is exempted until settled, paid securities is considered as having been transferred to the bank as pledge to the debt through this agreement) will automatically used to repay the loan amount.

4. Interests or arrays compensation will be withdrawn from the target account, or added onto the loan amount regardless of exceeding the line amount in Clause
1.  In  this  event,  any  excessive  amount  shall  be  paid  soon.

5. In current account loan, in the event of any compensation requirement to the bank incurred through publishing of bills or checks as to this agreement, the debt is considered a loan debt and shall be repaid as to this agreement.

6. In current account loan, if any bills or checks published before the reduction or suspension in Clause 4 is refused payout, there shall be no disagreements.

7. In current account loan, the bank at its discretion may payout bills or checks published before the expiry of the transaction period after the expiry of the transaction period. This agreement is applies to any loan amount incurred from such payout.

ARTICLE  6  SERVICE  CHARGE  FOR  REMAINING  LINE  IN  THE  CONTRACT

In the case of a line transaction or foreign currency loan and there exists a separate clause for any remaining amount within the credit line set in Article 1, service charge shall be paid according to the standards set by the clause.

ARTICLE  7  SUBMISSION  OF  BILL  OF DEBT AND CONFERMENT OF SUPPLEMENTARY RIGHTS

1. In loans concerning installment repayment loan, bill loan and line transaction (excluding current account loan), a copy bill of debt excluding its value and payment date will be published, endorsed by joint surety and submitted to the bank.

2. The bank may supplement and exercise the blank bill in Clause 1 if the debtor does not pay the debts until the expiry of repayment date or transaction period, or loses its rights due to Article 7 of the standard contract of loan transaction (enterprise).

3. The amount of bill in the event of exercising Clause 2 shall be within the sum of principal, interests, arrays compensations and other miscellaneous costs incurred.

ARTICLE  8  REPAYMENT  CURRENCY  AND  EXCHANGE  RATES

Principal and interest of foreign currency loan may be repaid with loaned currency or with won currency. Exchange rate in the event of repayment through won currency the telegraph transfer sales rate towards customer shall be applied.

ARTICLE  9  SECURITY  AND  INSURANCE

The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  10  SECURITY  RIGHT

1. A pledge has been placed on the deposit shown below and transfer of its evidence (bank book) to the bank complete for the security of the debt by this contract.

2. The effect of the pledge in Clause 1 includes principal and interest, earning rights (includes any amount deposited after the contract) and any collaterals to the above including interests, earning rights to earnings, special subsidies and court subsidies.

3. The effects of the above pledge will persists in the event of extension of period, rewriting, renewal, division, incorporation, augmentation or reduction of the deposit, and if the trust, the target, has been extended or automatically extended due to arrears, or the type of trust changed, the pledge will still have effect above its earning rights.

4. The bank may elect not to exercise the pledge stated in Clause 1 and instead opt to offset the debt of the bank and the deposit shown below according to the bank's standard contract of loan transaction.

Deposits  for  the  purpose  of  pledge (unit  :  won)


      Deed record     Holder or    Amount                Total deposit
Type  number          truster      (Contractual amount)  amount til 20                Date on deed  Payment date
----  --------------  -----------  --------------------  ---------------------------  ------------  ------------
                                   Amount                Total deposit
Type  Account number  Beneficiary  (Contractual amount)  amount til 20                Date on deed  Payment date
----  --------------  -----------  --------------------  ---------------------------  ------------  ------------


(Only  record  if  pledge  is  placed  for  deposits,  etc  of  debtor's  name)

ARTICLE  11  MISCELLANEOUS  SPECIAL  CLAUSES






                                  (Name)                                  (Sign)
----------------------------------------     -----------------------------------

  I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents



                                  (Name)                                  (Sign)
----------------------------------------     -----------------------------------

                     Agreement of use of credit information
                     --------------------------------------

To  Standard  Charter  Korea  First  Bank  Korea

I agree to the use of my credit transaction information, which is registered and maintained by the Intensive Credit Information Department of your bank in relation to this loan transaction contract.

                                                     Date  :  2006.  6.  18
                                                     Name  :



We  do  not  wish  written                              (seal)
                                       ---------------  ------------------------
information  on  the  use  of  loan    Joint Surety     (seal)
                                       ---------------  ------------------------
after  the  execution  of  loan        Joint Surety     (seal)
                                       ---------------  ------------------------

--------------------------------------------------------------------------------
The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.
--------------------------------------------------------------------------------

   -------
  |Revenue|
  | Stamp |
   -------


             (PURCHASE FUND LOAN) ADDITIONAL CONTRACT OF TRANSACTION
             -------------------------------------------------------
            (Line augmentation, extension of line transaction period)



Corporation  Standard Chartered First Bank Korea                Date   2003.1.17


Name                             (Sign)
      ---------------------------------
Address

Joint  pledgee                    (Sign)
               -------------------------
Address

Joint  pledgee                    (Sign)
               -------------------------
Address

On                      in  addition  to  transaction  contract  (contract  line
   --------------------
           won), is confirmed.
----------


Line Augmentation
-----------------
A. Augmented amount :                       won
B. Interested rate for augmented amount :       % per annum

For loans other than spontaneous current account loan, the interest rate for the augmented rate will be applied after the augmentation


Extension of line transaction period
------------------------------------
A. Transcation period after extension : until 2004. 12. 17
B. Interest rate : (                   )


We  do  not  wish  written                              (seal)
                                       ---------------  ------------------------
information  on  the  use  of  loan    Joint Surety     (seal)
                                       ---------------  ------------------------
after  the  execution  of  loan        Joint Surety     (seal)
                                       ---------------  ------------------------

                                             Final (contract expires afterwards)



        In charge  Representative  Deputy  Deputy Branch Manager  Branch manager
        ---------  --------------  ------  ---------------------  --------------


If this document is judged to contain false and intentionally misleading information or was created through forgery or alteration, it may cause withdrawal of loan and procedural restriction measures.


                           STATEMENT OF CURRENT DEBTS
                           --------------------------

                               (current as of    )





To  Corporation  Standard  Chartered  First  Bank  Korea  Branch  office

                                         I confirm the below information is true

Debtor                             (Sign)
        ---------------------------------

1.  Statement  of  current  debts
---------------------------------
Bank:                       (Unit:  Million  won,  thousand  US  dollars)



Loan institution                                                                                 Total
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Basic assets: Line
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Basic assets: Balance
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Facility assets
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Foreign currency loan          (       )  (       )  (       )  (       )  (       )  (       )  (       )
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Payment security amount
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Won currency payment surety
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Foreign currency payment
surety                         (       )  (       )  (       )  (       )  (       )  (       )  (       )
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
D/A, D/P bill purchase         (       )  (       )  (       )  (       )  (       )  (       )  (       )
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
CP (includes surety bill)
purchase
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Company fund (parent company
funds included) transfer
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Related funds                  (       )  (       )  (       )  (       )  (       )  (       )  (       )
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Miscellaneous
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total (a)
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------